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                                                              Exhibit 10(lxxvii)


                     TERMINATION OF LEASE AND BILL OF SALE


        THIS TERMINATION OF LEASE AND BILL OF SALE, dated as of October 1, 1993 (this "Agreement"), between Brunswick and Glynn County Development Authority (the "Authority"), a public body corporate and politic created and existing under the laws of the State of Georgia and Hyster Company (the "Company"), an Oregon corporation qualified to do business in the State of Georgia;


                             W I T N E S S E T H :


        WHEREAS, the Authority issued $2,000,000 in aggregate      principal
amount of its Industrial Development Revenue Bonds (Hyster Company Project), Series 1988 (the "Bonds"), pursuant to a Trust Indenture, dated as of September 1, 1988 (the "Indenture"), between the Authority and The Coastal Bank of Georgia, as trustee (the "Trustee"); and

        WHEREAS, the proceeds from the issuance of the Bonds were used to acquire certain real property described on Exhibit A hereto and to acquire, construct and equip a certain manufacturing facility (the "Project"); and

        WHEREAS, the Project was leased by the Authority to the Company pursuant to a Lease Agreement, dated as of September 1, 1988 (the "Lease"), between the Authority and the Company; and

        WHEREAS, the Authority has now provided for the payment in full of the Bonds in accordance with Article IX of the Indenture, and proposes to terminate the Lease in accordance with Section 12.6 of the Lease; and

        WHEREAS, the Company has installed certain equipment described on Exhibit B hereto (the "Equipment") at the Project; and

        WHEREAS, the Company now proposes to convey the Equipment to the Authority and terminate the Lease in accordance with Section 12.6 of the Lease; and

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. The Lease is hereby terminated. All obligations required to be performed by the Authority and the Company as of the date hereof have been performed. The Authority and the Company shall have no further rights or obligations under the Lease, except for the obligations of the Company which survive the termination of the Lease.






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        2.  The Company hereby conveys to the Authority, free and clear of all liens and encumbrances, the Equipment.

        3. This Agreement shall inure to the benefit of and shall be binding upon the Authority, the Company and their respective successors and assigns.

        4. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof.

        5.  This Agreement may be executed in any number of   counterparts,
each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        6. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.





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        IN WITNESS WHEREOF, the Authority and the Company have caused this
Agreement to be executed in their respective corporate names and the respective corporate seals to be affixed hereto and attested by their authorized officers, all as of the date first above written.


                              BRUNSWICK AND GLYNN COUNTY
                              DEVELOPMENT AUTHORITY

(SEAL)

                              By:
                                 -------------------------
                                  Chairman
Attest:



By:
   ------------------------
   Secretary


As to the Authority, signed
and sealed in the presence of:



Witness



Notary Public

My Commission Expires:



(NOTARIAL SEAL)





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                                        HYSTER COMPANY

(SEAL)
                                        By:
                                           -----------------------------------
                                           Title:       VICE PRESIDENT
                                                   CORPORATE ADMINISTRATION
Attest:                                           GENERAL COUNSEL & SECRETARY

By: /S/ Stephen M. Maim
   -----------------------------
   Secretary   Stephen M. Maim
              Assistant Secretary

As to the Company, signed
and sealed in the presence of:

/S/ K. Joyce Legler
- -----------------------------
Witness

/S/ Nancy C. Martin
- -----------------------------
Notary Public

My Commission Expires:

(SEAL)


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                           ACKNOWLEDGMENT OF TRUSTEE


        Pursuant to Section 12.6 of the Lease, the Trustee hereby consents to the termination of the Lease.



                              THE COASTAL BANK OF GEORGIA

(SEAL)

                              By:
                                 ----------------------
                                 Title:

Attest:



By:
   -----------------------
   Title:


As to the Trustee, signed
and sealed in the presence of:



Witness



Notary Public

My Commission Expires:


- -----------------------

(NOTARIAL SEAL)






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                                   EXHIBIT A







All of those certain lots, tracts or parcels of land, situate, lying and being in the 26th G.M. District, in Glynn County, Georgia, being a portion of the Brunswick McBride Industrial Park, and being a portion of the Brunswick
McBride Industrial Park, and being a portion of the old Glynco Naval Air Station property, which tracts, containing 13.6257 acres of land and 18.0000 acres of land lie together, forming one body of land of irregular shape and dimensions, which is described according to that certain plat entitled "A Portion of the Brunswick-McBride Industrial Park" by George P. Underwood, Jr., Georgia Registered Surveyor No. 1927, dated June 28, 1988, a copy of which is attached hereto and made a part hereof, as follows: Beginning at a concrete monument located on the Northwesterly right-of-way line of Sydney Lanier Drive, having the coordinates of X=724,416.03 and Y=455,740.34, according to the Georgia East Zone Coordinate System, and from said concrete monument thence running South 65 degrees 08 minutes 59 seconds West along said Northwesterly right-of-way of line of Sydney Lanier Drive for a distance of 816.31 feet to an iron pin; thence running North 24 degrees 51 minutes 01 seconds West along the Northwesterly right-of-way line of an unnamed proposed road 100 feet in width for a distance of 228.62 feet to an iron pin; thence continuing along said right-of-way line of said proposed road along the arc of a curve, concave to the East, having a radius of 209.17 feet and other curve data as shown on said plat, for a distance of 186.56 feet to an iron pin; thence continuing along the Easterly right-of-way line of said proposed road North 26 degrees 15 minutes 11 seconds East for a distance of 692.89 feet to an iron pin which marks the point of intersection of said right-of-way line with the boundary line between the aforesaid 13.6257-acre tract and the aforesaid 18.0000-acre tract; thence continuing along said right-of-way line North 26 degrees 15 minutes 11 seconds East for a distance of 510.39 feet to an iron pin; thence continuing along having a radius of 2048.78 feet and other curve data as shown on said plat, for a distance of 389.30 feet to an iron pin; thence continuing along said right-of-way line North 37 degrees 08 minutes 24 seconds East for a distance of
142.87 feet to an iron pin; thence running along the Northeasterly end of said 18.0000-acre tract South 52 degrees 51 minutes 36 seconds East for a distance of 770.00 feet to an iron pin located on the aforesaid Northwesterly right-of-way line of Sydney Lanier Drive; thence running along said right-of-way line South 26 degrees 15 minutes 11 seconds West for a distance of
892.21 feet to an iron pin located at the point of intersection of the dividing line between said 13.6257-acre and said 18.0000-acre tracts with said Northwesterly right-of-way line;





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thence continuing along said right-of-way line South 26 degrees 15 minutes 11 seconds West for a distance of 217.61 feet to an iron pin; thence running along the acre of a curve, concave to the Northwest, having a radius of 233.00 feet and other curve data as shown on said plat, for a distance of 158.18 feet to the concrete monument which marks the point and place of beginning of the tracts of land herein described.

Reference is hereby made to said plat and to the record thereof for further purposes of description and identification and for all other purposes.

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                                   EXHIBIT B


1.   Two  (2)  3 Ton Bridge Crane with 160' of Runway each;

2.   One  (1)  10 Ton Bridge Crane with 40' of Runway

3.   One  (1)  A. T. and T. System 25 Phone System;

4.   One  (1)  Open Face Dry Filter Paint Booth.